Deferred Income	3 Months Ended
Dec. 31, 2023
Deferred income [abstract]
Deferred Income

13. DEFERRED INCOME

(In thousands of Euros)	Government Grants	Other
Balance at September 30, 2023	10,634	2,680
Pledged during the year	84	—
Received during the year	—	140
Released to the statement of comprehensive income	(125)	—
Impact of foreign currency translation	—	(114)
Balance at December 31, 2023	10,593	2,706
current	—	—
non-current	10,593	2,706

In the fiscal year ended September 30, 2023 the Group was awarded a government grant by the State of Mecklenburg-Vorpommern, amounting up to €11.3 million, conditional on the investment in a production facility and the creation of 400 permanent jobs in Pasewalk, Germany. The grant is recognized as deferred income and is released to the statement of comprehensive income over the useful life of the respective assets. €8.7 million of cash from the State Mecklenburg-Vorpommern were received on November 23, 2023 and recorded as a reduction of the other financial assets.